Institutional Class Shares [AKRIX]
Retail Class Shares [AKREX]

Supplement dated March 30, 2011 to
Prospectus dated November 30, 2010

The following tables replace the corresponding tables on Page 2 of the Prospectus.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Retail Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.30%	0.30%
Total Annual Fund Operating Expenses	1.20%	1.45%
___________
(1)      “Other Expenses” have been restated to reflect the current expenses of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$122	$381	$660	$1,455
Retail Class	$148	$459	$792	$1,735

Please retain this Supplement with the Prospectus.